CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the use in this Registration Statement on Form N-4 of Pruco Life Flexible Premium Variable Annuity Account (“Registration Statement”) of our report dated April 3, 2020 relating to the financial statements of the subaccounts listed in Appendix A, which appears in this Registration Statement. We also consent to the use in this Registration Statement of our report dated March 5, 2020, relating to the consolidated financial statements of Pruco Life Insurance Company and its subsidiary, which appears in this Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
New York, NY
December 15, 2020

Appendix A

Prudential Government Money Market Portfolio	ProFund VP Financials
Prudential Diversified Bond Portfolio	ProFund VP Health Care
Prudential Equity Portfolio (Class I)	ProFund VP Industrials
Prudential Flexible Managed Portfolio	ProFund VP Mid-Cap Growth
Prudential Conservative Balanced Portfolio	ProFund VP Mid-Cap Value
Prudential Value Portfolio (Class I)	ProFund VP Real Estate
Prudential High Yield Bond Portfolio	ProFund VP Small-Cap Growth
Prudential Natural Resources Portfolio (Class I)	ProFund VP Small-Cap Value
Prudential Stock Index Portfolio	ProFund VP Telecommunications
Prudential Global Portfolio	ProFund VP Utilities
Prudential Jennison Portfolio (Class I)	ProFund VP Large-Cap Growth
Prudential Small Capitalization Stock Portfolio	ProFund VP Large-Cap Value
T. Rowe Price International Stock Portfolio	AST Jennison Large-Cap Growth Portfolio
T. Rowe Price Equity Income Portfolio (Equity Income Class)	AST Bond Portfolio 2020
Invesco V.I. Core Equity Fund (Series I)	AST Bond Portfolio 2021
Janus Henderson VIT Research Portfolio (Institutional Shares)	Wells Fargo VT International Equity Fund (Class 1)
Janus Henderson VIT Overseas Portfolio (Institutional Shares)	Wells Fargo VT Omega Growth Fund (Class 1)
MFS® Research Series (Initial Class)	Wells Fargo VT Small Cap Growth Fund (Class 1)
MFS® Growth Series (Initial Class)	AST Bond Portfolio 2022
American Century VP Value Fund (Class I)	AST Quantitative Modeling Portfolio
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	AST BlackRock Global Strategies Portfolio
Prudential Jennison 20/20 Focus Portfolio (Class I)	Wells Fargo VT Opportunity Fund (Class 1)
Davis Value Portfolio	AST Prudential Core Bond Portfolio
AB VPS Large Cap Growth Portfolio (Class B)	AST Bond Portfolio 2023
Prudential SP Small Cap Value Portfolio (Class I)	AST MFS Growth Allocation Portfolio
Janus Henderson VIT Research Portfolio (Service Shares)	AST Western Asset Emerging Markets Debt Portfolio
SP Prudential U.S. Emerging Growth Portfolio (Class I)	AST MFS Large-Cap Value Portfolio
Prudential SP International Growth Portfolio (Class I)	AST Bond Portfolio 2024
AST Goldman Sachs Large-Cap Value Portfolio	AST AQR Emerging Markets Equity Portfolio
AST Cohen & Steers Realty Portfolio	AST ClearBridge Dividend Growth Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio	AST Multi-Sector Fixed Income Portfolio
AST T. Rowe Price Large-Cap Value Portfolio	AST AQR Large-Cap Portfolio
AST High Yield Portfolio	AST QMA Large-Cap Portfolio
AST Small-Cap Growth Opportunities Portfolio	AST Bond Portfolio 2025
AST WEDGE Capital Mid-Cap Value Portfolio	AST T. Rowe Price Growth Opportunities Portfolio
AST Small-Cap Value Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio
AST Mid-Cap Growth Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio
AST MFS Growth Portfolio	AST Managed Equity Portfolio
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST Managed Fixed Income Portfolio
AST BlackRock Low Duration Bond Portfolio	AST FQ Absolute Return Currency Portfolio
AST QMA US Equity Alpha Portfolio	AST Jennison Global Infrastructure Portfolio
AST T. Rowe Price Natural Resources Portfolio	AST PIMCO Dynamic Bond Portfolio
AST T. Rowe Price Asset Allocation Portfolio	AST Legg Mason Diversified Growth Portfolio
AST MFS Global Equity Portfolio	AST Bond Portfolio 2026
AST J.P. Morgan International Equity Portfolio	AST AB Global Bond Portfolio
AST Templeton Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio
AST Wellington Management Hedged Equity Portfolio	AST Morgan Stanley Multi-Asset Portfolio

AST Capital Growth Asset Allocation Portfolio	AST Wellington Management Global Bond Portfolio
AST Academic Strategies Asset Allocation Portfolio	AST Neuberger Berman Long/Short Portfolio
AST Balanced Asset Allocation Portfolio	AST Wellington Management Real Total Return Portfolio
AST Preservation Asset Allocation Portfolio	AST QMA International Core Equity Portfolio
AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Managed Alternatives Portfolio
AST Prudential Growth Allocation Portfolio	AST Emerging Managers Diversified Portfolio
AST Advanced Strategies Portfolio	AST Columbia Adaptive Risk Allocation Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio	Blackrock Global Allocation V.I. Fund (Class III)
AST Government Money Market Portfolio	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
AST Small-Cap Growth Portfolio	AST Bond Portfolio 2027
AST BlackRock/Loomis Sayles Bond Portfolio	NVIT Emerging Markets Fund (Class D)
AST International Value Portfolio	AST Bond Portfolio 2028
AST International Growth Portfolio	AST Bond Portfolio 2029
AST Investment Grade Bond Portfolio	AST American Funds Growth Allocation Portfolio
AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2030
AST Bond Portfolio 2019	AST BlackRock 80/20 Target Allocation ETF Portfolio
AST Cohen & Steers Global Realty Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio
AST Parametric Emerging Markets Equity Portfolio	AST Western Asset Corporate Bond Portfolio
AST Goldman Sachs Small-Cap Value Portfolio	AST T. Rowe Price Corporate Bond Portfolio
AST AllianzGI World Trends Portfolio	AST PIMCO Corporate Bond Portfolio
AST J.P. Morgan Global Thematic Portfolio	AST Prudential Corporate Bond Portfolio
AST Goldman Sachs Multi-Asset Portfolio	AST BlackRock Corporate Bond Portfolio
ProFund VP Consumer Services	AST Dimensional Global Core Allocation Portfolio
ProFund VP Consumer Goods